CORPORATE CAPITAL TRUST, INC. 8-K

Exhibit 99.2

Quarter Ended September 30, 2017 Corporate Capital Trust, Inc. Quarterly Earnings Presentation

Overview & Listing Update

CCT Is An Industry Leading Business Development Company

CORPORATE CAPITALTRUST

CCT is a business development company focused on making originated, senior secured loans to middle market companies

Externally managed by KKR Credit

- Leverages the full KKR platform
- SEC co-investment exemptive relief
- Strong alignment between KKR & CCT

Access to middle market direct lending opportunity

- Stable recurring income generation
- ~8% dividend yield[(1)], 8.3% ITD ROE[(2)]
- Established and diversified portfolio of 105 borrowers
- 73% of portfolio in senior secured investments[(3)]

Significant scale with $4.4bn of assets

- Focused on larger middle market companies
- Typically sole or lead lender in Originated Strategy Investments
- Scale can allow for more attractive funding

Note: Please refer to "Important Information" at the end of this presentation for additional detail on the calculation of AUM and for further information on KKR's inside information barrier policies and procedures, which may limit the involvement of personnel in certain investment processes and discussions. All figures as of September 30, 2017.

1) Based on current annualized dividend rate, excluding special dividends, relative to net asset value as of September 30, 2017.
2) Total return for a shareholder that invested June 2011, excluding any upfront sales load, and assuming reinvestment of dividends through September 30, 2017. ITD ROE for a shareholder who invested June 2011 with an upfront sales load was 6.5% annualized.
3) Figure excludes the impact of CCT's investment in Strategic Credit Opportunities Partners, LLC ("SCJV"). SCJV is a JV between CCT and Conway Capital, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company.

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CORPORATE CAPITALTRUST

Overview of KKR – A Leading Asset Management Platform

KKR

Founded 1976

$153bn	$15bn	~360	20
Assets Under Management	**Internal Balance Sheet Largely Invested Alongside Clients**	**Investment Professionals**	**Offices Globally**

Private Equity & Real Assets
~260 investment professionals
($88bn AUM)

KKR Credit
~100 investment professionals
($41bn AUM)

Capital Markets
~40 capital markets professionals
(~$315bn in global refinancings ITD)

Hedge Fund Partnerships
($25bn AUM)

KKR Capstone[(1)] (~50 people)	Global Macro and Asset Allocation (7 people)	Stakeholder Management (14 people)	KKR Global Institute (3 people)	Client and Partner Group (~75 people)

Note: AUM and headcount as of September 30, 2017. Please refer to "Important Information" at the end of this presentation for additional detail on the calculation of AUM and for further information on KKR's inside information barrier policies and procedures, which may limit the involvement of personnel in certain investment processes and discussions.
1) KKR Capstone is not a subsidiary or affiliate of KKR. Please see Important Information for additional disclosure regarding KKR Capstone.

CORPORATE CAPITALTRUST

4

CCT Will Leverage the Full KKR Platform

Firm-Wide Approach

- Highly collaborative team across business lines and geographies
- One compensation pool aligns economic incentives
- Culture that evolves, learns and thinks

Sourcing Breadth

- Direct relationships with 150+ sponsors
- 40 Capital Markets professionals bring differentiated relationships and solutions
- Offices in New York, San Francisco, Houston, Menlo Park, and across Europe / Asia

Shareholder Alignment

- $2.7bn committed from KKR's balance sheet and employees to KKR Credit strategies[1]
- ~$50mm planned share purchases by KKR and employees
- Competitive fee structure with 1.5% management fee and a 3-year lookback[2]

Corporate Capital Trust

Underwriting Experience

- 41 year history of investment excellence
- 20 senior-most KKR Credit investment professionals have an average of 19 years of experience
- 20 senior-most private equity investment professionals have an average of 23 years of experience

Global Industry Expertise

- Comprehensive global industry coverage in both credit and private equity
- KKR Capstone professionals bring strong operational experience

Note: As of September 30, 2017. Additionally, KKR Capstone is not a subsidiary or affiliate of KKR. Please see Important Information at the end of this presentation for additional disclosure regarding KKR Capstone and for additional detail on the calculation of AUM and for further information on KKR's inside information barrier policies and procedures, which may limit the involvement of personnel in certain investment processes and discussions.

1) Includes legacy investments in KKR Financial Holdings LLC, a specialty finance vehicle with listed preferred equity on the New York Stock Exchange, and various collateralized loan obligation vehicles.
2) CCT instituted a 3-year lookback which will take effect at listing, and CCT removed the add-back of management fees paid post-listing from the incentive fee lookback calculation. These changes initially will only go into effect if they result in a lower incentive fee than the previous structure until i) shareholders formally approve the change at the Company's 2018 annual meeting or ii) December 2018.

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CORPORATE CAPITAL TRUST

Middle Market Direct Lending – Supply Demand Imbalance Private Equity Dry Powder Continues to Drive Strong Demand for Middle Market Lending… 5,000 6,000 7,000 8,000 9,000 10,000 11,000 0% 10% 20% 30% 40% 50% 60% 70% 80% 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 # US FDIC Banks Bank Market Share - US Lev. Loans Bank Market Share - US Lev. Loans # US FDIC Banks Source: Federal Deposit Insurance Corporation, S&P as of 12/31/2016 . Source: Prequin , as of November 1 , 2017. $ 598bn $0 $100 $200 $300 $400 $500 $600 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 11/2017 6 … While Banks Have Retreated from Loan Market

Total Assets and NAV of Largest BDCs ($ bn ) $12.3 $6.2 $4.4 $4.1 $2.5 $1.8 $1.9 $1.6 $1.9 $1.6 $1.5 $1.2 $7.1 $3.4 $2.7 $2.3 $1.5 $1.1 $1.0 $1.0 $0.9 $0.9 $0.9 $0.7 Ares Capital Prospect Capital Corporate Capital Trust FS Invest. Apollo Invest. TCG BDC New Mountain Finance TPG Specialty Lending Golub Capital Solar Capital TCP BDC Goldman Sachs BDC Assets NAV CCT Will Be the Third Largest Listed BDC Source: Company filings. Note: Reflects externally - managed listed BDCs only. Data as of June 30, 2017. Excludes impact of total return swaps. 7 Potential Scale Benefits • “Ball control” • Funding Costs • Better risk and reward

$0.1 $0.9 $2.3 $3.0 $4.0 $4.4 $4.4 CCT Is Mature and Scaled with $4.4bn of Assets Note: Gross assets as of September 30 , 2017 and 2011 - 2016 year - end . 1) SCJV is a JV between CCT and Conway Capital, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company. 2011 2012 2013 2014 2015 2016 2017 Q3 CCT Gross Assets ($ bn ) 8 May 2013 Granted SEC co - investment exemptive relief August 2016 First investment in SCJV (1) April 2017 Commenced plans to list and for KKR to become sole investment advisor March 2014 Received investment grade credit rating (BBB - ) from S&P 1.5% Mgmt Fee At Listing 20% Performance Fee 7% Hurdle Rate October 2016 Closed equity offering (>70k investors) July 2011 Commenced fundraising and investment operations June / August 2017 $245mm unsecured notes at a fixed 5% rate

CCT Listing Details

Company Name	Corporate Capital Trust, Inc.
Exchange / Ticker	NYSE / CCT
Anticipated Timing	November 14, 2017
Fees On Listing	1.5% management fee on gross assets 20% incentive fee on income; subject to 7% preferred return and 3-year look-back(1) 20% incentive fee on capital gains; net of all unrealized and realized losses since inception
Net Asset Value Per Share	$20.01(2)
Current Shares Outstanding	136.3 million(2)
Distribution Rate	Annualized $1.61 per share(2); ~8% yield on NAV(3)
Post-listing Tender	$185mm at fixed price of $20.01 per share
Special Distributions	Two expected special distributions ($0.10 each(2)) December 31, 2017 and six months after the listing, subject to Board of Directors approval
Post-tender Share Purchases	$50mm in planned open market purchases by KKR and employees (including pursuant to 10b5-1 plans)

(1) CCT instituted a 3-year lookback which will take effect at listing, and CCT removed the add-back of management fees paid post-listing from the incentive fee lookback calculation. These changes initially will only go into effect if they result in a lower incentive fee than the previous structure until i) shareholders formally approve the changes at 2018 annual meeting or ii) December 2018.
(2) Current Shares Outstanding is as of October 31, 2017. All per share metrics are presented pro forma for the 1-for-2.25 reverse stock split which occurred on October 31, 2017. Please refer to Appendix for reconciliation.
(3) As of September 30, 2017.

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CORPORATE CAPITALTRUST

Third Quarter Results and Highlights

Summary of Quarterly Results 11 Focus on Originated Strategies • New investment fundings for Originated Strategy Investments (1) for the quarter ended September 30, 2017 were $330 million. 86% of CCT’s total investment portfolio, on a fair value basis, were in Originated Strategy Investments as of the quarter ended September 30, 2017 (excluding the investment in SCJV, CCT’s joint venture with Conway Capital). Net Investment Income • For the three months ended September 30, 2017, net investment income was $53.4 million, or $0.39 per share (2) , as compared to $53.2 million, or $0.38 per share (2) , for the same period in 2016. Distribution • The Company declared a $0.40 (2) distribution for the third quarter, representing an 8% annualized dividend yield based on net asset value as of September 30, 2017. NAV Per Share (1) • Net asset value per share as of September 30, 2017 was $20.01 (2) , compared with net asset value per share of $20.07 (2) as of June 30, 2017. Joint Venture • The investment portfolio of SCJV has grown to $580 million at fair value as of the quarter ended September 30, 2017, as compared to $239.5 million as of the quarter ended June 30, 2017. (1) Originated Strategy Investments are defined as investments where our Advisors negotiate the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms or where we participate in other originated investment where there ma y be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar investment. (2) All per share metrics are presented pro forma for the 1 - for - 2.25 reverse stock split which occurred on October 31, 2017. Please refer to Appendix for reconciliation.

Financial Highlights

(Dollar amounts in millions, except per share data)[1]	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Net investment income per share	$0.38	$0.41	$0.38	$0.38	$0.39
Net realized and unrealized gains (losses) per share	$0.45	($0.05)	$0.23	($0.11)	($0.05)
Diluted and basic earnings per share	$0.83	$0.36	$0.61	$0.27	$0.34
Distributions paid per share (ending shares)	$0.45	$0.45	$0.45	$0.45	$0.40
Net asset value per share (ending shares)	**$20.18**	**$20.09**	**$20.25**	**$20.07**	**$20.01**
Weighted average shares outstanding (in millions)[2]	136.4	137.0	137.5	137.1	136.5
Shares outstanding, end of period (in millions)	136.6	137.4	137.2	137.0	135.9
Net assets	$2,758	$2,759	$2,779	$2,750	$2,719
Cash[3]	$43.4	$132.2	$52.3	$125.5	$288.8
Total debt[4]	$1,620	$1,791	$1,539	$1,480	$1,659
Debt-to-equity	0.59x	0.65x	0.55x	0.54x	0.61x
Total fair value of investments	$4,063	$4,025	$3,935	$4,141	$4,015
Number of portfolio companies[5]	144	129	114	128	105

1) All per share metrics are presented pro forma for the 1-for-2.25 reverse stock split which occurred on October 31, 2017. Please refer to Appendix for reconciliation.
2) Q4 2016 calculated as average of Q3 and Q4 ending shares outstanding.
3) Includes cash and cash denominated in foreign currency.
4) 2016 and Q1 2017 includes TRS implied leverage classified as senior securities.
5) Does not look through to CCT's portfolio companies held solely in the TRS (2016 and Q1 2017) or SCJV.
* Schedule includes balancing figures derived from the other figures in the schedule.

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CORPORATE CAPITALTRUST

Portfolio Highlights 13 As of and for Three Months Ended (Dollar amounts in thousands) September 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Investment Portfolio at Fair Value: (1) First Lien Senior Secured Loans $1,605,818 $1,547,100 $1,618,790 $1,644,538 $1,552,568 Second Lien Senior Secured Loans 1,095,896 1,074,183 1,071,234 1,179,599 1,035,219 Other Senior Secured Loans 154,895 134,786 84,341 118,274 113,746 Subordinated Debt 575,155 642,427 509,056 503,453 514,088 Asset Based Finance 326,971 344,305 357,585 390,208 294,831 Strategic Credit Opportunities Partners 95,398 98,998 98,266 98,101 299,206 Equity/Other 182,075 183,488 194,255 205,460 204,694 Interest Rate Type: % Floating Rate 77.8% 77.8% 81.8% 80.7% 80.2% % Fixed Rate 22.2% 22.2% 18.2% 19.3% 19.8% Net Investment Activity: Investment Fundings /Purchases 528,114 512,300 254,877 564,329 549,486 Sales and Redemptions (548,792) (486,369) (388,643) (374,263) (700,632) Net Investment Activity (20,678) 25,931 (133,766) 190,066 (151,146) Originated Strategies Summary Total Investments, at Fair Value $3,097,589 $3,259,249 $3,362,985 $3,374,456 $3,185,938 Percentage of Total Investment Portfolio, at Fair Value (3) 77% 81% 85% 82% 86% Weighted average annual yield of Originated Strategy Investments (2) 10.2% 9.8% 9.8% 9.6% 9.8% Originated Strategies Activity: Number of Investments, by Issuer 6 7 5 9 9 Amount of investments, at cost $266,772 $398,160 $220,741 $294,923 $330,166 Percentage of total investment activity (3) 61% 78% 87% 52% 95% All - in Rate 9.3% 8.7% 9.0% 8.6% 9.0% 1) Excludes short term investments 2) The weighted average annual yield on accruing debt instruments is based on amortized cost as of the end of the applicable period. Th e weighted average annual yield for accruing debt investments is computed as ( i ) the sum of (a) the stated annual interest rate of each debt investment, multiplied by its par amount, adjusted to U.S. dollars and for any parti al income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accreting debt investment; divided by (ii) the tot al amortized cost of debt investments included in the calculated group as of the end of the applicable reporting period. Prior to Q3 2017 our weighted average annual yield did not adjust for any non - accreting or partial accrual investments. For Q2 2017 the weighted average annual yield was disclosed as 10.0%. 3) Percentage of total investment portfolio & activity removes the investments in and activity of SCJV. $93M and $201M purchases of SCJV in Q3 2016 & 2017 respectively and a total cost of $294M in Q3 2017.

Portfolio Highlights – Focused on Directly Originated Senior Debt

105	25%	73%
portfolio companies[(1)]	FMV in Top-10 Positions[(2)]	of investments in senior secured debt[(2)]
80%	**9.6%**	**0.45%**
of debt investments are floating rate	Average yield on debt investments[(3)]	Non-accrual rate at FMV

Security Exposure



1st Lien Loan - Senior Secured
2nd Lien Loan - Senior Secured
Other Senior Secured
Asset Based Finance
Subordinated Debt
SCJV
Equity / Other
38.7%
25.8%
2.8%
7.3%
12.8%
7.5%
5.1%

Sector Exposure Across 21 Industries



Capital Goods
Software & Services
Diversified Financials
SCJV
Retailing
Materials
Consumer Durables
Auto
Real Estate
Technology
Healthcare
Other (11 industries)
18.7%
9.7%
8.6%
7.5%
7.2%
7.0%
5.9%
5.6%
5.0%
4.5%
4.0%
16.2%

Note: As of September 30, 2017.

1) Does not look through to CCT's portfolio companies held solely in SCJV.
2) Figure excludes the impact of CCT's investment in Strategic Credit Opportunities Partners, LLC ("SCJV"). SCJV is a JV between CCT and Conway Capital, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company.
3) The weighted average annual yield on accruing debt instruments is based on amortized cost as of the end of the applicable period. The weighted average annual yield for accruing debt investments is computed as (i) the sum of (a) the stated annual interest rate of each debt investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accreting debt investment; divided by (ii) the total amortized cost of debt investments included in the calculated group as of the end of the applicable reporting period. Prior to Q3 2017 our weighted average annual yield did not adjust for any non-accreting or partial accrual investments. For Q3 2016 through Q2 2017 the weighted average annual yield was disclosed as 9.8%, 9.7%, 10.0%, and 9.7% respectively.

CORPORATE CAPITAL TRUST
14

0.85% 1.00% 1.15% 1.30% 1.34% 2.99% 3.22% 3.56% 3.99% 4.06% 9.80% 9.61% 9.58% 9.31% 9.60% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 3 Month London Interbank Offered Rate ("LIBOR") Weighted Average Stated Interest Rate on Borrowings Weighted Average Annual Yield1 Portfolio Highlights – Net Interest Margin Analysis 15 1) The weighted average annual yield on accruing debt instruments is based on amortized cost as of the end of the applicable period. Th e weighted average annual yield for accruing debt investments is computed as ( i ) the sum of (a) the stated annual interest rate of each debt investment, multiplied by its par amount, adjusted to U.S. doll ars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or pr emium of each accreting debt investment; divided by (ii) the total amortized cost of debt investments included in the calculated group as of the end of the applicable reporting period. Prior to Q3 2017 our weighted average annual yield did not adjust for any non - accreting or partial accrual investments. For Q3 2016 through Q2 2017 the weighted average annual yield was disclosed as 9.8%, 9.7%, 10.0%, and 9.7% respectively. • CCT has delivered an accretive net interest margin 554bps spread as of 9/30/17

Portfolio Highlights – Investment Activity & Mix 16 $4,063 $4,025 $3,935 $4,141 $4,015 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 1st Lien Loan 2nd Lien Loan Senior Secured Debt Subordinated Debt Asset Based Finance Strategic Credit Opps Equity/Other $528 $512 $255 $564 $549 $0 $100 $200 $300 $400 $500 $600 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 1st Lien Loan 2nd Lien Loan Senior Secured Debt Subordinated Debt Asset Based Finance Strategic Credit Opps Equity/Other • CCT is focused on making originated, senior secured loans to middle market companies Investment Purchases (At Par, $mm) End of Period Investments (At Fair Value, $mm)

Funding & Liquidity Management Leverage over Time (1) 17 Cash (mm ) (2) $43.9 $132.3 $52.5 $125.2 $288.1 Debt/equity (1)(3) 0.59x 0.65x 0.55x 0.54x 0.61x $0 $0 $386 $500 $928 $245 2017 2018 2019 2020 2021 2022 (1) 2016 & Q1 2017 includes TRS implied leverage classified as senior securities . (2) Includes Cash and Cash denominated in foreign currency . (3) Calculated using carrying amount from balance sheet. $1,625 $1,795 $1,543 $1,486 $1,666 $627 $579 $831 $469 $393 $2,252 $2,374 $2,374 $1,955 $2,059 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Principal Outstanding Capacity Key Funding Vehicles ($mm) Fundin g Source Committed Principal Outstanding Undrawn Maturity Wtd . Avg. Rate Senior secured RCF $928 $ 645 $283 2021 3.61% Term Loan $386 $386 - 2019 4.83% J.P. Morgan facility $300 $240 $60 2020 4.37% SMBC facility $200 $150 $50 2020 3.12% Unsecured Bond $245 $245 - 2022 5.04% Total $2,059 $ 1,666 $393 4.06% Maturity Profile ($mm) • CCT has diversified sources of funding with a conservative maturity profile • BBB - Rating (S&P) / BB+ Rating (Fitch) / BBB Rating (Kroll)

CCT's SCJV Offers Key Investor Benefits

CCT launched a joint venture with Conway Capital[1] in Q3 2016

- Seeks to invest capital in middle-market loans, broadly syndicated loans, equity, and warrants
- Key Portfolio Benefits
  - Yield enhancing, 13.4% IRR since inception
  - Access to our partner's pipeline and due diligence
  - Primarily senior secured assets

As of September 30, 2017, the fair value of CCT's equity of SCJV was $299.2mm, or 7.5% of CCT's total portfolio

Total portfolio of $580.0mm as of September 30, 2017

In Q3 2017, entered into a $250M revolving credit facility with Goldman Sachs Bank USA[2]

Key Terms of the Partnership:

- CCT and Conway share voting control 50% / 50%
- Equity ownership 87.5% CCT / 12.5% Conway
- CCT provides day-to-day administrative oversight

Security Exposure


1st Lien Loan
2nd Lien Loan
Senior Secured Bonds
Subordinated Debt
Asset Based Finance
10.2%
8.3%
3.8%
15.3%
62.4%
82% senior secured

Sector Exposure


Retailing
Capital Goods
Consumer Services
Financials
Healthcare
Technology
Insurance
Food & Staples
Real Estate
Other
15.0%
14.8%
5.8%
13.1%
6.2%
6.5%
11.9%
8.0%
8.6%
10.2%

Fixed / Floating


Floating rate
Fixed rate
13.5%
86.5%

1) Conway Capital is an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company.
2) Credit agreement is with Jersey City Funding LLC, a wholly-owned subsidiary of Strategic Credit Opportunities Partners, LLC ("SCJV").

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CORPORATE CAPITAL TRUST

Quarterly Statement of Financial Condition

	As of				
(Dollar amounts in thousands, except per share data)	**September 30, 2016**	**December 31, 2016**	**March 31, 2017**	**June 30, 2017**	**September 30, 2017**
Assets					
Total investments, at fair value	$ 4,062,698	$ 4,025,293	$ 3,935,029	$ 4,141,078	$ 4,015,090
Cash and cash equivalents[1]	43,871	146,613	52,743	130,456	296,854
Collateral on deposit with custodian	95,000	95,000	105,000	-	-
Distributions and interest receivable	55,807	53,484	48,681	46,383	48,715
Receivable for investments sold	24,402	49,324	7,362	25,564	26,882
Principal receivable	5,567	2,942	4,996	10,039	17,694
Unrealized appreciation on derivative instruments	19,825	42,511	40,436	9,066	5,190
Prepaid expenses and other assets[2]	13,596	15,529	12,442	25,035	12,169
Total Assets	**$ 4,320,766**	**$ 4,430,696**	**$ 4,206,689**	**$ 4,387,621**	**$ 4,422,594**
Liabilities					
Revolving credit facilities	$ 1,046,096	$ 1,219,000	$ 998,500	$ 959,000	$ 1,035,000
Term loan payable, net	385,815	385,203	384,584	383,971	383,367
Unsecured notes payable, net	-	-	-	137,208	240,579
Repurchase agreement payable	25,029	23,454	23,769	-	-
Payable for investments purchased	77,797	22,205	2,449	120,218	-
Unrealized depreciation on derivative instruments	11,629	251	2,440	18,677	25,613
Other liabilities[3]	16,319	21,251	15,703	18,649	18,827
Total Liabilities	1,562,685	1,671,364	1,427,445	1,637,723	1,703,386
Total Net Assets	**$ 2,758,081**	**$ 2,759,332**	**$ 2,779,244**	**$ 2,749,898**	**$ 2,719,208**
Net Asset Value per Share[4]	$20.18	$20.09	$20.25	$20.07	$20.01

(1) Includes Cash, Cash denominated in foreign currency, and Restricted cash.
(2) Includes Receivables from advisors, deferred offering expenses, prepaid and other deferred expenses, and deferred tax assets.
(3) Includes Accrued performance-based incentive fees, Accrued investment advisory fees, Accrued directors' fees, and Deferred tax liabilities.
(4) All per share metrics are presented pro forma for the 1-for-2.25 reverse stock split which occurred on October 31, 2017. Please refer to Appendix for reconciliation.

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CORPORATE CAPITAL TRUST

Operating Results 20 For Three Months Ended Septembe r 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Total investment income $ 97,418 $ 101,752 $ 92,848 $ 100,474 $ 97,593 Total operating expenses 44,240 45,095 40,182 47,362 45,253 Net investment income before taxes 53,178 56,657 52,666 53,112 52,340 Income taxes (benefit), including excise taxes 14 3,297 123 198 (1,024) Net investment income 53,164 53,360 52,543 52,914 53,364 Total net unrealized and realized gains (losses) 59,052 (6,113) 32,177 (15,952) (8,083) Net increase in net assets resulting from operations $ 112,216 $ 47,247 $ 84,720 $ 36,962 $ 45,281 Per Share (1) : Net investment income $0.38 $0.41 $0.38 $0.38 $ 0.39 Diluted and basic earnings per share $0.83 $0.36 $0.61 $0.27 $ 0.34 Distribution s paid (ending shares) $0.45 $0.45 $0.45 $0.45 $ 0.40 Weighted average shares outstanding (millions) 136.4 137.0 137.5 137.1 136.5 Shares outstanding, end of period (millions) 136.6 137.4 137.2 137.0 135.9 For Nine Months Ended September 30, 2016 September 30, 2017 Total investment income $ 284,716 $ 290,915 Total operating expenses 127,966 132,797 Net investment income before taxes 156,750 158,118 Income taxes (benefit), including excise taxes 14 (703) Net investment income 156,736 158,821 Total net unrealized and realized gains (losses) 39,132 8,142 Net increase in net assets resulting from operations $ 195,868 $ 166,963 Per Share (1) : Net investment income $ 1.17 $ 1.16 Diluted and basic earnings per share $ 1.46 $ 1.22 Distributions paid (ending shares) $ 1.35 $ 1.30 Weighted average shares outstanding (millions ) 134.8 137.0 Shares outstanding, end of period (millions ) 136.6 135.9 (1) All per share metrics are presented pro forma for the 1 - for - 2.25 reverse stock split which occurred on October 31, 2017. Please refer to Appendix for reconciliation . * Schedule includes balancing figures derived from the other figures in the schedule .

Quarterly Operating Results Detail

	For Three Months Ended				
	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Investment income:					
Interest income:					
Non-controlled, non-affiliated investments	$ 85,176	$ 89,879	$ 83,735	$ 75,894	$ 80,539
Non-controlled, affiliated investments	-	-	-	3,122	1,475
Controlled, affiliated investments	-	-	-	-	5
Total interest income	85,176	89,879	83,735	79,016	82,019
Payment-in-kind interest income:					
Non-controlled, non-affiliated investments	(1,950)	2,090	1,027	1,109	2,531
Non-controlled, affiliated investments	4,162	994	-	-	-
Controlled, affiliated investments	-	-	2,463	2,940	2,706
Total payment-in-kind interest income	2,212	3,084	3,490	4,049	5,237
Fee income:					
Non-controlled, non-affiliated investments	4,956	5,383	2,605	5,645	4,416
Non-controlled, affiliated investments	-	-	-	-	-
Total fee income	4,956	5,383	2,605	5,645	4,416
Dividend and other income:					
Non-controlled, non-affiliated investments	2,165	3,176	296	3,893	722
Non-controlled, affiliated investments	421	230	-	-	-
Controlled, affiliated investments	2,488	-	-	4,796	2,382
SCJV	-	-	2,722	3,075	2,817
Total dividend and other income	5,074	3,406	3,018	11,764	5,921
Total investment income	**97,418**	**101,752**	**92,848**	**100,474**	**97,593**
Operating expenses					
Investment advisory fees & expenses	21,441	21,627	20,771	20,914	21,173
Interest expense	13,465	14,629	14,148	15,207	18,177
Incentive fees	5,816	4,905	927	4,748	2,046
Other operating expenses	3,518	3,934	4,336	6,493	3,857
Total operating expenses	44,240	45,095	40,182	47,362	45,253
Net investment income before taxes	53,178	56,657	52,666	53,112	52,340
Income taxes, including excise taxes	14	3,297	123	198	(1,024)
Net investment income	**53,164**	**53,360**	**52,543**	**52,914**	**53,364**
Total net unrealized and realized gains (losses)	59,052	(6,113)	32,177	(15,952)	(8,083)
Net increase in net assets resulting from operations	**$ 112,216**	**$ 47,247**	**$ 84,720**	**$ 36,962**	**$ 45,281**

CORPORATE CAPITALTRUST

21

Appendix: Reverse Stock Split Reconciliation 22 On October 31, 2017, the Company completed a reverse stock split where every 2.25 shares of CCT’s common stock issued and outstanding was automatically combined into one share of common stock For Three Months Ended Septembe r 30, 2016 December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Per Share Metrics: Net investment income (as reported) $0.17 $0.18 . $0.17 $0.17 . $0.17 . Net investment income (pro forma) $0.38 $0.41 . $0.38 $0.38 . $0.39 . Net realized and unrealized gains (losses) per share (as reported) $0.20 $(0.02) $0.10 $(0.05) $(0.03) Net realized and unrealized gains (losses) per share (pro forma) $0.45 $(0.04) $0.23 $(0.11) $(0.05) Diluted and basic earnings per share (as reported) $0.37 $0.16 . $0.27 $0.12 . $0.15 . Diluted and basic earnings per share (pro forma) $0.83 $0.36 . $0.61 $0.27 . $0.34 . Distributions paid per share (as reported) $0.20 $0.20 . $0.20 $0.20 . $0.18 . Distributions paid per share (pro forma) $0.45 $0.45 . $0.45 $0.45 . $0.40 . Net asset value (as reported) $8.97 $8.93 . $9.00 $8.92 . $8.89 . Net asset value (pro forma) $20.18 $20.09 . $20.25 $20.07 . $20.01 . Total Shares: Weighted average shares outstanding (in millions, as reported) 306.9 308.2 309.3 308.4 307.1 Weighted average shares outstanding (in millions, pro forma) 136.4 137.0 137.5 137.1 136.5 Shares outstanding, end of period (in millions, as reported) 307.3 309.0 308.7 308.2 305.8 Shares outstanding, end of period (in millions, pro forma) 136.6 137.4 137.2 137.0 135.9 * Schedule includes balancing figures derived from the other figures in the schedule.

Appendix: Reverse Stock Split Reconciliation (continued) 23 On October 31, 2017, the Company completed a reverse stock split where every 2.25 shares of CCT’s common stock issued and outstanding was automatically combined into one share of common stock For Nine Months Ended Septembe r 30, 2016 September 30, 2017 Per Share Metrics: Net investment income (as reported) $0.52 $0.52 Net investment income (pro forma) $1.17 $1.16 Diluted and basic earnings per share (as reported) $0.65 $0.54 Diluted and basic earnings per share (pro forma) $1.46 $1.22 Distributions paid per share (as reported) $0.60 $0.58 Distributions paid per share (pro forma) $1.35 $1.30 Total Shares: Weighted average shares outstanding (in millions, as reported) 303.3 308.3 Weighted average shares outstanding (in millions, pro forma) 134.8 137.0 Additional Metrics Annualized Distribution Rate (as reported) $0.715 Annualized Distribution Rate (pro forma) $1.61 Post Listing Special Distributions (as reported) $0.045 Post Listing Special Distributions (pro forma) $0.10 * Schedule includes balancing figures derived from the other figures in the schedule.

This presentation is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy the securities described herein . Investing in Corporate Capital Trust, Inc . (“We”, “CCT”, or the “Company”) is not suitable for all investors and they should carefully read the information in our Forms 10 - Q and 10 - K filings and in our other public filings before making an investment . Consider the investment objectives, risks, charges and expenses before deciding to invest in our shares of common stock . The information contained herein does not replace or supersede any information contained within the company’s 10 - K, 10 - Qs or other public filings . Corporate Capital Trust closed to new investors who purchase through the independent broker - dealer channel on Feb . 12 , 2016 . Corporate Capital Trust is currently advised by CNL Fund Advisors Company (CNL) and subadvised by KKR Credit Advisors (US) LLC (KKR Credit), affiliates of CNL Financial Group and KKR & Co . L . P . , respectively . The data and information presented are for informational purposes only . KKR Credit conducts its business through KKR Credit Advisors (US) LLC, an investment adviser registered with the U . S . Securities and Exchange Commission (the “SEC”) . KKR Credit Advisors (Ireland), authorized and regulated by the Central Bank of Ireland, and KKR Credit Advisors (UK) LLP which is authorized and regulated by the Financial Conduct Authority in the United Kingdom . References to “KKR Capstone” or “Capstone” are to all or any of KKR Capstone Americas LLC, KKR Capstone EMEA LLP, KKR Capstone EMEA (International) LLP, KKR Capstone Asia Limited, and their affiliates, which are owned and controlled by their senior management . KKR Capstone is not a subsidiary or affiliate of KKR . KKR Capstone operates under several consulting agreements with KKR and uses the “KKR” name under license from KKR . References to operating executives, operating experts, or operating consultants are to employees of KKR Capstone and not to employees of KKR . In this presentation, the impact of initiatives in which KKR Capstone has been involved is based on KKR Capstone’s internal analysis and information provided by the applicable portfolio company . Impacts of such initiatives are estimates that have not been verified by a third party and are not based on any established standards or protocols . They may also reflect the influence of external factors, such as macroeconomic or industry trends, that are unrelated to the initiative presented . Participation of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in the public investment process is subject to applicable law and inside information barrier policies and procedures, which may limit the involvement of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in certain circumstances and KKR Credit’s ability to leverage such integration with KKR . Discussions with Senior Advisors and employees of KKR’s managed portfolio companies are also subject to the inside information barrier policies and procedures, which may restrict or limit discussions and/or collaborations with KKR Credit . The information contained in this presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company . The tender offer referenced herein will be made only pursuant to an offer to purchase, letter of transmittal and related materials (the “Tender Materials”) . The full details of the tender offer, including complete instructions on how to tender shares of common stock, will be included in the Tender Materials, which the Company will distribute to shareholders and file with the SEC upon the commencement of the tender offer . Shareholders are urged to carefully read the Tender Materials when they become available because they will contain important information, including the terms and conditions of the tender offer . The Tender Materials (when they become available ), may be obtained free of charge at the SEC’s website (http : //www . sec . gov), at the Company’s website (http : //www . corporatecapitaltrust . com/investor - resources), or by writing to the Company at 450 S . Orange Avenue, Orlando, Florida 32801 (telephone number 866 - 650 - 0650 ) or, after the listing (“Listing”) of the shares of the Company’s common stock on the New York Stock Exchange LLC (“NYSE”), 555 California Street, 50 th Floor, San Francisco, CA 94104 (telephone number 415 - 315 - 3620 ) . 24 Important Information & Forward Looking Statements

25 Some of the statements in this presentation constitute “forward - looking statements” because they relate to future events or the future performance or financial condition of the company . Forward - looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events . These statements are based on the beliefs and assumptions of the company’s management and on the information currently available to management at the time of such statements . Although we believe that the expectations reflected in such forward - looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward - looking statements . Some factors that might cause such a difference include the following : persistent economic weakness at the global or national level, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, our ability to identify suitable investments, our ability to close on identified investments, our ability to maintain our qualification as a regulated investment company and as a business development company, the ability of our Advisors and their affiliates to attract and retain highly talented professionals, the ability of our Advisors to locate suitable borrowers for our loans, the ability of such borrowers to make payments under their respective loans, our ability to complete the listing of our shares of common stock on the New York Stock Exchange LLC (NYSE), our ability to complete the proposed related tender offer, and the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the proposed tender offer . Given these uncertainties, we caution you not to place undue reliance on such statements, which apply only as of the date hereof . Important factors that could cause actual results to differ materially from the company’s expectations include those described above and disclosed in the company’s filings with the SEC, including the company’s annual report on Form 10 - K for the year ended December 31 , 2016 , which was filed with the SEC on March 20 , 2017 and the company’s quarterly reports subsequently filed on form 10 - Q . The company undertakes no obligation to update such statements to reflect subsequent events . Important Information & Forward Looking Statements

26 Risk Factors In addition to the other risk factors disclosed in our Forms 10 - K and 10 - Q, risks of investing in Corporate Capital Trust include : • Investing in Corporate Capital Trust may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment . Other risks include a limited operating history, reliance on the advisors of the company, conflicts of interest, payment of substantial fees to the advisors of the company and its affiliates, limited liquidity, and liquidation at less than the original amount invested . Corporate Capital Trust is a long - term investment . Investing for short time periods makes losses more likely . See the Risk Factors section in our Forms 10 - K, 10 - Q and other public filings to read about the risks an investor should consider before buying shares of Corporate Capital Trust . There is no assurance the investment objectives will be met . • Corporate Capital Trust may extend loans to those with low credit quality and there may be limited information about those companies, which involves interest rate risk and financial market risk . Leverage can increase expenses and also volatility, which may magnify gains and losses . • Distributions are not guaranteed and subject to change . Future distributions may include a return of principal or borrowed funds, which may lower overall returns to the investor and may not be sustainable . We have borrowed funds to make investments, which increases the risks of investing in our shares . • An investment in Corporate Capital Trust is illiquid, which means that an investor will have limited ability to sell shares and should not expect to be able to sell their holdings until a liquidity event such as the proposed listing described herein . The board of directors must consider a liquidity event on or before Dec . 31 , 2018 , but there is no guarantee that any liquidity event will take place . Information Barrier Disclosure Participation of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in the public markets investment process is subject to applicable law and inside information barrier policies and procedures, which may limit the involvement of such personnel in certain circumstances and KKR Credit’s ability to leverage such integration with KKR . Discussions with Senior Advisors and employees of the Firm’s managed portfolio companies are also subject to the inside information barrier policies and procedures, which may restrict or limit discussions and/or collaborations with KKR Credit . Assets Under Management References to “assets under management” or “AUM” represent the assets managed by KKR or its strategic partners as to which KKR is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital . KKR calculates the amount of AUM as of any date as the sum of : ( i ) the fair value of the investments of KKR's investment funds ; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or carried interest ; (iii) the fair value of investments in KKR's co - investment vehicles ; (iv) the par value of outstanding CLOs (excluding CLOs wholly - owned by KKR) ; (v) KKR's pro - rata portion of the AUM managed by strategic partnerships in which KKR holds a minority ownership interest and (vi) the fair value of other assets managed by KKR . The pro - rata portion of the AUM managed by strategic partnerships is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM . KKR’s calculation of AUM may differ from the calculations of other asset managers and, as a result, KKR’s measurements of its AUM may not be comparable to similar measures presented by other asset managers . KKR's definition of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions . Important Information